Exhibit 10.3
SUBORDINATION AGREEMENT
This Subordination Agreement (this “Agreement”) is entered into as of the 19th day of December, 2007, by and among Verizon Federal Inc., a Delaware corporation (“Subordinated Lender”), and Laurus Master Fund, Ltd., a Cayman Islands corporation (“Laurus”), Kallina Corporation, a Delaware corporation (“Kallina”), Valens U.S. SPV I, LLC, a Delaware limited liability corporation (“Valens U.S.”), Valens Offshore SPV I, Ltd., a Cayman Islands company (“Valens Offshore I”), Valens Offshore SPV II, Corp., a Delaware corporation (“Valens Offshore II”) and PSource Structured Debt Limited, a Guernsey limited liability closed-ended company (“PSource”, and together with Laurus, Kallina, Valens U.S., Valens Offshore I and Valens Offshore II, the “Senior Lenders”).
BACKGROUND
WHEREAS, the Senior Lenders currently have an investment in Applied Digital Solutions, Inc., a Delaware corporation (the “Company”) pursuant to, and in accordance with (i) that certain Securities Purchase Agreement dated on or about August 24, 2006 by and between the Company and Laurus (as amended, modified or supplemented from time to time, the “2006 Securities Purchase Agreement”) and the Related Agreements referred to in the 2006 Securities Purchase Agreement; (ii) the Securities Purchase Agreement dated on or about August 31, 2007 by and between the Company and Kallina (as amended, modified or supplemented from time to time, the “2007 Securities Purchase Agreement” together with the 2006 Securities Purchase Agreement, the “Securities Purchase Agreement”) and the Related Agreements referred to in the 2007 Securities Purchase Agreement.
WHEREAS, certain of the Senior Lenders are a party to that certain Intercreditor Agreement by and among Laurus, Kallina, Valens U.S., Valens Offshore II, and the Company, dated as of August 31, 2007;
WHEREAS, the Senior Lenders are a party to that certain Omnibus Amendment and Waiver by and among the Senior Lenders and the Company, dated as of October 31, 2007;
WHEREAS, the Senior Lenders require that the Subordinated Lender enter into this Agreement;
WHEREAS, the Company has issued or will issue a guaranty (the “Guaranty”) of the obligations of its subsidiary, Government Telecommunications, Inc. (“GTI”), to the Subordinated Lender;
WHEREAS, the Subordinated Lender has agreed, subject to the terms herein, to subordinate all obligations, arising under the Guaranty, to the Senior Lenders; and

WHEREAS, for the purpose of this Agreement, “Subsidiary” or “Subsidiaries” means the following subsidiaries of the Company: Computer Equity Corporation, Pacific Decision Sciences Corporation, Perimeter Acquisition Corp., and Thermo Life Energy Corp.
NOW, THEREFORE, the Subordinated Lender and the Senior Lenders agree as follows:
TERMS
1. All obligations of the Company and/or any of its Subsidiaries to the Senior Lenders, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing, or due or to become due are referred to as “Senior Liabilities”. Any and all loans made by, or obligations owed to, the Subordinated Lender to the Company and/or any of its Subsidiaries, together with all other obligations (whether monetary or otherwise) of the Company and/or any of its Subsidiaries to the Subordinated Lender (in each case, including any interest, fees or penalties related thereto), howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing, or due or to become due are referred to as “Junior Liabilities”. It is expressly understood and agreed that the term “Senior Liabilities”, as used in this Agreement, shall include, without limitation, any and all interest, fees and penalties accruing on any of the Senior Liabilities after the commencement of any proceedings referred to in paragraph 4 of this Agreement, notwithstanding any provision or rule of law which might restrict the rights of the Senior Lenders, as against the Company, its Subsidiaries or anyone else, to collect such interest, fees or penalties, as the case may be. It is expressly understood and agreed that GTI’s obligations to the Subordinated Lender are not included within the definition of either “Junior Liabilities” or “Senior Liabilities.”
2. Except as expressly otherwise provided in this Agreement or as the Senior Lenders may otherwise expressly consent in writing, the payment of the Junior Liabilities shall be postponed and subordinated in right of payment and priority to the payment in full of all Senior Liabilities. Furthermore, whether directly or indirectly, no payments or other distributions whatsoever in respect of any Junior Liabilities shall be made (whether at stated maturity, by acceleration or otherwise), nor shall any property or assets of the Company or any of its Subsidiaries be applied to the purchase or other acquisition or retirement of any Junior Liability until such time as the Senior Liabilities have been indefeasibly paid in full. Notwithstanding anything to the contrary contained in this paragraph 2 or elsewhere in this Agreement, the Company may make payments to the Subordinated Lender with respect to the Junior Liabilities arising under the Guaranty, so long as (i) no Event of Default (as defined in the documentation evidencing the Senior Liabilities) has occurred and is continuing at the time of any such payment or after giving effect to such payment, (ii) such payment with respect to the Junior Liabilities arising under the Guaranty shall be no more than $1,000,000 per annum in the aggregate, (iii) LV Administrative Services, Inc., as agent for the Senior Lenders, shall have consented in writing in its reasonable discretion to the timing of such payment after considering among other things the effect such payment may have on the financial condition of the Company, and (iv) the excess cash, as determined in a manner acceptable to LV Administrative Services, Inc., as agent for the Senior Lenders, held by the Company in depository accounts is not less than $1,000,000 after giving effect to such payment.

3. The Senior Lenders shall have the exclusive right to manage, perform and enforce the underlying terms of the Securities Purchase Agreement, the Related Agreements and each other document, instrument and agreement executed from time to time in connection therewith (collectively, the “Security Agreements”) relating to the assets of the Company and its Subsidiaries and to exercise and enforce its rights according to its discretion. The Subordinated Lender waives all rights to affect the method or challenge the appropriateness of any action taken by the Senior Lenders in connection with the Senior Lender’s enforcement of its rights under the Security Agreements. Only the Senior Lenders shall have the right to restrict, permit, approve or disapprove the sale, transfer or other disposition of the assets of the Company or any of its Subsidiaries. As between the Senior Lenders and the Subordinated Lender, the terms of this Agreement shall govern even if all or part of the Senior Lenders’ liens are avoided, disallowed, set aside or otherwise invalidated.
4. In the event of any dissolution, winding up, liquidation, readjustment, reorganization or other similar proceedings relating to the Company and/or any of its Subsidiaries or to its creditors, as such, or to its property (whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of the Company and/or any of its Subsidiaries, or any sale of all or substantially all of the assets of the Company and/or any of its Subsidiaries, or otherwise), the Senior Liabilities shall first be paid in full before the Subordinated Lender shall be entitled to receive and to retain any payment, distribution, other rights or benefits in respect of any Junior Liability. Until the Senior Liabilities are paid in full, the Subordinated Lender hereby irrevocably agrees not to vote any proof of claim (or scheduled claim) in favor of, or against, any plan of reorganization filed in a bankruptcy proceeding filed by or against the Company, and the Subordinated Lender further agrees to make available to the Senior Lender any dividends, payments or disbursements made in payment of the Subordinated Lender’s proof of claim (or scheduled claim). In the event, prior to indefeasible payment in full of the Senior Liabilities, Subordinated Lender shall receive any payment in respect of the Junior Liabilities and/or in connection with the enforcement of such Subordinated Lender’s rights and remedies against the Company and/or any of its Subsidiaries, whether arising in connection with the Junior Liabilities or otherwise, except payments made to Subordinated Lender by GTI, then such Subordinated Lender shall forthwith deliver, or cause to be delivered, the same to the Senior Lenders in precisely the form held by such Subordinated Lender (except for any necessary endorsement) and until so delivered the same shall be held in trust by such Subordinated Lender as the property of the Senior Lenders.
5. The Subordinated Lender will mark its/his books and records so as to clearly indicate that its/his respective Junior Liabilities are subordinated in accordance with the terms of this Agreement. The Subordinated Lender will execute such further documents or instruments and take such further action as the Senior Lenders may reasonably request from time to time to carry out the intent of this Agreement.

6. The Subordinated Lender hereby waives all diligence in collection or protection of or realization upon the Senior Liabilities or any security for the Senior Liabilities.
7. No Subordinated Lender will without the prior written consent of the Senior Lenders: (a) attempt to enforce or collect any Junior Liability or any rights in respect of any Junior Liability; or (b) commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceedings with respect to the Company and/or any of its Subsidiaries.
8. The Senior Lenders may, from time to time, at its sole discretion and without notice to the Subordinated Lender, take any or all of the following actions: (a) retain or obtain a security interest in any non-GTI property to secure any of the Senior Liabilities; (b) retain or obtain the primary or secondary obligation of any other obligor or obligors with respect to any of the Senior Liabilities; (c) extend or renew for one or more periods (whether or not longer than the original period), alter, increase or exchange any of the Senior Liabilities, or release or compromise any obligation of any nature of any obligor with respect to any of the Senior Liabilities; and (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Senior Liabilities, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property.
9. The Senior Lenders may, from time to time, whether before or after any discontinuance of this Agreement, without notice to the Subordinated Lender, assign or transfer any or all of the Senior Liabilities or any interest in the Senior Liabilities; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer of the Senior Liabilities, such Senior Liabilities shall be and remain Senior Liabilities for the purposes of this Agreement, and every immediate and successive assignee or transferee of any of the Senior Liabilities or of any interest in the Senior Liabilities shall, to the extent of the interest of such assignee or transferee in the Senior Liabilities, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were the Senior Lenders, as applicable; provided, however, that, unless the Senior Lenders shall otherwise consent in writing, the Senior Lenders shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Agreement, for the benefit of the Senior Lenders, as to those of the Senior Liabilities which the Senior Lenders have not assigned or transferred.
10. The Senior Lenders shall not be prejudiced in its rights under this Agreement by any act or failure to act of the Subordinated Lender, or any noncompliance of the Subordinated Lender with any agreement or obligation, regardless of any knowledge thereof which the Senior Lenders may have or with which the Senior Lenders may be charged; and no action of the Senior Lenders permitted under this Agreement shall in any way affect or impair the rights of the Senior Lenders and the obligations of the Subordinated Lender under this Agreement.

11. No delay on the part of the Senior Lenders in the exercise of any right or remedy shall operate as a waiver of such right or remedy, and no single or partial exercise by the Senior Lenders of any right or remedy shall preclude other or further exercise of such right or remedy or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon the Senior Lenders except as expressly set forth in a writing duly signed and delivered on behalf of the Senior Lenders. For the purposes of this Agreement, Senior Liabilities shall have the meaning set forth in Section 1 above, notwithstanding any right or power of the Subordinated Lender or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the agreements and obligations of the Subordinated Lender under this Agreement.
12. This Agreement shall continue in full force and effect after the filing of any petition (“Petition”) by or against the Company and/or any of its Subsidiaries under the United States Bankruptcy Code (the “Code”) and all converted or succeeding cases in respect thereof. All references herein to the Company and/or Subsidiary shall be deemed to apply to the Company and such Subsidiary as debtor-in-possession and to a trustee for the Company and/or such Subsidiary. If the Company or any of its Subsidiaries shall become subject to a proceeding under the Code, and if the Senior Lenders shall desire to permit the use of cash collateral or to permit or provide post-Petition financing from the Senior Lenders (or an affiliate or a third party satisfactory to the Senior Lenders) to the Company or any such Subsidiary under the Code, the Subordinated Lender agrees as follows: (1) adequate notice to such Subordinated Lender shall be deemed to have been provided for such consent or post-Petition financing if such Subordinated Lender receives notice thereof three (3) business days (or such shorter notice as is given to the Senior Lenders) prior to the earlier of (a) any hearing on a request to approve such post-petition financing or (b) the date of entry of an order approving same and (2) no objection will be raised by the Subordinated Lender to any such use of cash collateral or such post-Petition financing from the Senior Lenders (or an affiliate of the Senior Lenders).
13. This Agreement shall be binding upon the Subordinated Lender and upon the heirs, legal representatives, successors and assigns of the Subordinated Lender and the successors and assigns of the Subordinated Lender. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be deemed to constitute one agreement. It is understood and agreed that if facsimile copies of this Agreement bearing facsimile signatures are exchanged between the parties hereto, such copies shall in all respects have the same weight, force and legal effect and shall be fully as valid, binding, and enforceable as if such signed facsimile copies were original documents bearing original signature.

14. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED ACCORDING TO, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS PROVISIONS THEREOF AND SHALL BE BINDING UPON THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS. ANY ACTION BROUGHT CONCERNING THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT SHALL BE BROUGHT ONLY IN THE STATE COURTS OF NEW YORK OR IN THE FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT THE SENIOR LENDER MAY CHOOSE TO WAIVE THIS PROVISION AND BRING AN ACTION OUTSIDE THE STATE OF NEW YORK. PAYMENTS FROM GTI TO THE SUBORDINATED LENDER ARE NOT TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. The individuals executing this Agreement on behalf of the Subordinated Lender agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorneys’ fees and costs. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
[signature page follows]

IN WITNESS WHEREOF, this Agreement has been made and delivered this 19th day of December, 2007.

LAURUS MASTER FUND, LTD.
By:	/s/ David Grin
	Name:	David Grin
	Title:	Director

KALLINA CORPORATION
By:	/s/ David Grin
	Name:	David Grin
	Title:	Director

VALENS U.S. SPV I, LLC
By:	/s/ David Grin
	Name:	David Grin
	Title:	Director

VALENS OFFSHORE SPV I, LTD.
By:	/s/ David Grin
	Name:	David Grin
	Title:	Director

VALENS OFFSHORE SPV II, CORP.
By:	/s/ David Grin
	Name:	David Grin
	Title:	Director

PSOURCE STRUCTURED DEBT LIMITED
By:	/s/ David Grin
	Name:	David Grin
	Title:	Director

VERIZON FEDERAL INC.
By:	/s/ Mary L. Coyne
	Name:	Mary L. Coyne
	Title:	Associate General Counsel, Verizon Business

LV ADMINISTRATIVE SERVICES, INC.
By:	/s/ David Grin
	Name:	David Grin
	Title:	Director

Acknowledged and Agreed to by:

APPLIED DIGITAL SOLUTIONS, INC.

By:	/s/ Lorraine M. Breece

Name: Lorraine M. Breece
Title: SVP, ACFO